SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (Date of Earliest Event Reported)  July 18, 1996


    QUADRAX CORPORATION
   (Exact Name of Registrant as Specified in Charter)


    Delaware				                0-16052					            05-0420158
   (State or               (Commission File Number)    (IRS Employer
   Other Jurisdiction						 			                         Identification
   of Incorporation)                                    No.)



  300 High Point Avenue,  			                     Portsmouth, RI  02871
  (Address of Principal Executive Offices)					            	  (Zip Code)


  Registrant's telephone number, including area code     (401) 683-6600


                        					Not Applicable
       (Former Name or Former Address, If Changed Since Last Report)






   ITEM 5.  Other Events

        On July 18, 1996, Registrant issued a press release announcing that it had received an initial order from Cannondale Corporation (NASDAQ - BIKE), the manufacturer of high performance bicycles.

      Quadrax will provide Cannondale with lightweight, thermoplastic composite handlebars to be marketed under their high-end "CODA" component division for after-market sales and also for use on one line of Cannondale's high-end mountain bikes. See the Company's press release attached as Exhibit No. 99.1




    (c)  Exhibits.

     Ex-	99.1    Company's press release dated July 18, 1996.


                                       Signatures

        	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               	Quadrax Corporation




              July 30, 1996                		/s/ James J. Palermo
                  (Date)	                  		James J. Palermo, Chairman
                                          			and Chief Executive Officer



             July 30, 1996            	     	/s/ Edward A. Stoltenberg
                  (Date)		                  	Edward A. Stoltenberg, Chief
                                          			Financial Officer and Principal
                                          			Accounting Officer